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                                                                   EXHIBIT 99.27

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        FIRST USA BANK, NATIONAL ASSOCIATION

               -------------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-2
               -------------------------------------------------------

                    Monthly Period:                  2/1/02 to
                                                     2/28/02
                    Distribution Date:               3/19/02
                    Transfer Date:                   3/18/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1. The total amount of the distribution to
       Certificateholders on the Distribution Date per
       $1,000 original certificate principal amount
                                             Class A                    $1.50889
                                             Class B                    $1.71889
                                             Excess Collateral Amount   $2.17778

    2. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Certificates, per $1,000 original
       certificate principal amount
                                             Class A                    $1.50889
                                             Class B                    $1.71889
                                             Excess Collateral Amount   $2.17778

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   MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 2001-2
   Page 2


    3. The amount of the distribution set forth in
       paragraph 1 above in respect of principal on the
       Certificates, per $1,000 original certificate
       principal amount
                                    Class A                      $       0.00000
                                    Class B                      $       0.00000
                                    Excess Collateral Amount     $       0.00000

 B. Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1. Allocation of Principal Receivables.
       -----------------------------------

       The aggregate amount of Allocations of
       Principal Receivables processed during
       the Monthly Period which were allocated
       in respect of the Certificates

                                    Class A                      $167,787,227.97
                                    Class B                      $ 12,962,689.07
                                    Excess Collateral Amount     $ 18,966,460.85
                                                                 ---------------
                                    Total                        $199,716,377.89

    2. Allocation of Finance Charge Receivables
       ----------------------------------------

       (a1) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                     Class A                     $ 16,813,976.22
                                     Class B                     $  1,298,992.50
                                     Excess Collateral Amount    $  1,900,631.10
                                                                 ---------------
                                     Total                       $ 20,013,599.82

       (b1) Principal Funding Investment Proceeds (to Class A)   $          0.00
       (b2) Withdrawals from Reserve Account (to Class A)        $          0.00
                                                                 ---------------
            Class A Available Funds                              $ 16,813,976.22

       (c1) Principal Funding Investment Proceeds (to Class B)   $          0.00
       (c2) Withdrawals from Reserve Account (to Class B)        $          0.00
            Class B Available Funds                              $  1,298,992.50

       (d1) Principal Funding Investment Proceeds (to CIA)       $          0.00
       (d2) Withdrawals from Reserve Account (to CIA)            $          0.00
            CIA Available Funds                                  $  1,900,631.10

       (e1) Total Principal Funding Investment Proceeds          $          0.00
       (e2) Investment Earnings on deposits to Reserve Account   $          0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-2
Page 3

   3. Principal Receivable / Investor Percentages
      -------------------------------------------

      (a) The aggregate amount of Principal Receivables
          in the Trust as of 02/28/02                        $33,133,046,650.67


      (b) Invested Amount as of 02/28/02
          (Adjusted Class A Invested
          Amount during Accumulation
          Period)
                                   Class A                   $ 1,250,000,000.00
                                   Class B                   $    96,727,000.00
                                   Excess Collateral Amount  $   141,370,000.00
                                                             ------------------
                                   Total                     $ 1,488,097,000.00

      (c) The Floating Allocation Percentage:
                                   Class A                                3.689%
                                   Class B                                0.285%
                                   Excess Collateral Amount               0.417%
                                                             ------------------
                                   Total                                  4.391%

      (d) During the Accumulation Period:
          The Invested Amount as of ______
         (the last day of the Revolving
         Period)
                                   Class A                   $             0.00
                                   Class B                   $             0.00
                                   Excess Collateral Amount  $             0.00
                                                             ------------------
                                   Total                     $             0.00

      (e) The Fixed/Floating Allocation Percentage:
                                   Class A                                3.689%
                                   Class B                                0.285%
                                   Excess Collateral Amount               0.417%
                                                                          -----
                                   Total                                  4.391%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 2001-2
Page 4


   4. Delinquent Balances.
      -------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                        $  475,835,846.04
      (b) 60 - 89 days                                        $  340,884,374.14
      (c) 90 - 119 days                                       $  282,690,589.96
      (d) 120 - 149 days                                      $  237,485,868.48
      (e) 150 - 179 days                                      $  194,349,722.35
      (f) 180 or more days                                    $            0.00
                                            Total             $1,531,246,400.97

   5. Monthly Investor Default Amount.
      -------------------------------

      (a) The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible during
          the Monthly Period allocable to the Invested
          Amount (the aggregate "Investor Default Amount")
                                     Class A                  $    6,129,596.22
                                     Class B                  $      473,552.43
                                     Excess Collateral Amount $      692,881.98
                                                              -----------------
                                     Total                    $    7,296,030.63


   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      ----------------------------------------------------

      (a) The aggregate amount of Class A Investor Charge-
          Offs and the reductions in the Class B Invested
          Amount and the Excess Collateral Amount
                                     Class A                  $            0.00
                                     Class B                  $            0.00
                                     Excess Collateral Amount $            0.00
                                                              -----------------
                                     Total                    $            0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-2
Page 5


      (b) The aggregate amount of Class A Investor Charge-
          Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                      Class A                   $          0.00
                                      Class B                   $          0.00
                                      Excess Collateral Amount  $          0.00
                                                                ---------------
                                      Total                     $          0.00


   7.  Investor Servicing Fee
       ----------------------
       (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                      Class A                   $  1,562,500.00
                                      Class B                   $    120,908.75
                                      Excess Collateral Amount  $    176,712.50
                                                                ---------------
                                      Total                     $  1,860,121.25


   8.  Reallocated Principal Collections
       ---------------------------------
          The amount of Reallocated Excess Collateral
          Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor
          Charge-Offs for the prior month.

                                      Class B                   $          0.00
                                      Excess Collateral Amount  $          0.00
                                                                ---------------
                                      Total                     $          0.00

   9.  Excess Collateral Amount
       ------------------------
       (a) The amount of the Excess Collateral Amount
           as of the close of business on the related
           Distribution Date after giving effect to
           withdrawals, deposits and payments to be
           made in respect of the preceding month               $141,370,000.00

   10. The Portfolio Yield
       -------------------
        The Portfolio Yield for the related Monthly Period                10.26%

   11. The Base Rate
       -------------
        The Base Rate for the related Monthly Period                       4.04%

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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 2001-2
 Page 6

C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      02/01/2004

      (b) Accumulation Period Length (months)                                 1

      (c) Accumulation Period Factor                                       1.98

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                      $1,488,097,000.00

      (f) Minimum Payment Rate (last 12 months)                           13.63%

      2.  Principal Funding Account
          -------------------------

          Beginning Balance                                   $            0.00
            Plus: Principal Collections for related
                  Monthly Period from Principal Account                    0.00
            Plus: Interest on Principal Funding Account
                  Balance for related Monthly Period                       0.00

            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                              -----------------
         Ending Balance                                                    0.00

      3. Accumulation Shortfall
         ----------------------
               The Controlled Deposit Amount for the
               previous Monthly Period                        $            0.00

         Less: The amount deposited into the Principal
               Funding Account for the Previous Monthly
               Period                                         $            0.00

               Accumulation Shortfall                         $            0.00
                                                              -----------------
               Aggregate Accumulation Shortfalls              $            0.00

      4. Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                 $            0.00

         Less: Principal Funding Investment Proceeds          $            0.00
                                                              -----------------
               Principal Funding Investment Shortfall         $            0.00
                                                              -----------------

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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 2001-2
 Page 7

D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                       $   0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                $   0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date               $   0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date           $   0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account
         transferred to the Finance Charge Account on the
         related Transfer  Date (1 (d) plus 2 above)                   $   0.00

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly Period       7.20%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page






                    First USA Bank, National Association
                    as Servicer



                    By: /s/ Tracie Klein
                        -------------------------------
                        Tracie Klein
                        First Vice President